UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 5, 2024
Enhabit, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41406	47-2409192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of principal executive offices, including zip code)
(214) 239-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.*
Enhabit, Inc. (the “Company”) and UnitedHealthcare (“UHC”) recently reached a new multi-year agreement that will allow UHC’s members continued access to Enhabit’s high-quality home health services. The new agreement terms go into effect January 1, 2025.
As previously announced, the Company will be participating in the BofA Securities 2024 Home Care Conference on December 10, 2024, at 9:00 a.m. EST. The Company's President and Chief Executive Officer, Barbara Jacobsmeyer, incoming Chief Financial Officer, Ryan Solomon, and SVP of Strategic Finance & Treasurer, Jobie Williams, will participate in a fireside chat where they intend to discuss the Company's strategic focus and recent business developments, including an update to anticipated pricing impacts for 2025, among other matters.
A copy of the press release announcing how to access the conference and the supplemental information which will be discussed at the conference are attached to this report as Exhibits 99.1 and 99.2, respectively, and each are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release dated November 19, 2024 (furnished herewith).*
99.2	Supplemental Information dated December 10, 2024 (furnished herewith).*
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

* The information in Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan C. Black
	Name:	Dylan C. Black
	Title:	General Counsel
Dated: December 5, 2024